Supplement dated October 16, 2024 to the Statutory Prospectus, Initial Summary Prospectus and Updating
Summary Prospectus, dated May 1, 2024, for the Pacific Advisory Variable Annuity individual flexible premium deferred variable annuity contracts issued by Pacific Life Insurance Company and Pacific Life &
Annuity Company

The purpose of this supplement is to announce changes to Investment Options available under certain living benefits and various underlying fund changes and additions. This supplement must be preceded or accompanied by the Initial Summary Prospectus, Statutory Prospectus or Updating Summary Prospectus, as supplemented (the “Prospectus”). All information in the Prospectus dated May 1, 2024, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in the Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company or Pacific Life & Annuity Company, as applicable; "you" or "your" refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448 or (800) 748-6907 for New York contracts, or online at http://www.PacificLife.com/Prospectuses. Please retain this supplement for future reference.

PIMCO VIT Emerging Markets Bond Portfolio, PIMCO VIT Long-Term US Government Portfolio and Western Asset Management Core Plus VIT Portfolio:

Effective December 2, 2024, the PIMCO VIT Emerging Markets Bond Portfolio, PIMCO VIT Long-Term US Government Portfolio and Western Asset Management Core Plus VIT Portfolio Investment Options will be closed for investment to new and existing investors. Starting December 2, 2024, you will not be able to allocate any Contract Value to these Investment Options. If you currently have Account Value in these Investment Options and withdraw or transfer Account Value out of any of these Investment Options, you will not be able to re-invest in these Investment Options.

 If you are participating in the Dollar Cost Averaging and/or Portfolio Rebalancing Systematic Transfer Programs and have existing instructions to allocate or rebalance to the PIMCO VIT Emerging Markets Bond Portfolio, PIMCO VIT Long-Term US Government Portfolio, or the Western Asset Management Core Plus VIT Portfolio, you must provide new instructions by the close of the Business Day on November 29, 2024 or the Program(s) will automatically terminate. If you have allocation instructions on file to allocate to the PIMCO VIT Emerging Markets Bond Portfolio, PIMCO VIT Long-Term US Government Portfolio, or the Western Asset Management Core Plus VIT Portfolio, you must provide updated allocation instructions. If we receive subsequent Purchase Payments but do not have updated allocation instructions, we will deem the subsequent Purchase Payment not In Proper Form and contact you to obtain updated allocation instructions. If we do not obtain allocation instructions from you within 5 days, we will return the subsequent Purchase Payment to the payor along with a letter of explanation.

Please be advised that certain client-facing materials may continue to refer to the PIMCO VIT Emerging Markets Bond, PIMCO VIT Long-Term US Government, and Western Asset Management Core Plus VIT Portfolios until system processes are completed. If you have questions as to whether one or more of these Portfolios is currently available to you for investment, please contact your financial professional or us at (800) 722-4448.

Effective November 1, 2024, the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT is amended to add the following Funds:

Investment Objective	Fund; Advisor (Subadvisor)	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
This Fund seeks capital appreciation.	Pacific Select Fund Bond Plus Portfolio Class P; Pacific Life Fund Advisors LLC	0.45%[1]	NA	NA	NA

	(Fidelity Diversifying Solutions LLC)
Seeks to maximize total return consistent with prudent investment management.	Pacific Select Fund Emerging Markets Debt Portfolio Class P; Pacific Life Fund Advisors LLC (Principal Global Investors LLC)	0.85%[1]	12.57%	1.50%	2.27%
This Fund seeks capital appreciation.	Pacific Select Fund International Equity Plus Bond Alpha Portfolio Class P; Pacific Life Fund Advisors LLC (Fidelity Diversifying Solutions LLC)	0.45%[1]	NA	NA	NA
This Fund seeks capital appreciation.	Pacific Select Fund Large-Cap Plus Bond Alpha Portfolio Class P; Pacific Life Fund Advisors LLC (Fidelity Diversifying Solutions LLC)	0.43%[1]	NA	NA	NA
Seeks capital appreciation.	Pacific Select Fund Mid-Cap Plus Bond Alpha Portfolio Class P ; Pacific Life Fund Advisors LLC (Fidelity Diversifying Solutions LLC)	0.44%[1]	15.58%	11.57%	9.40%
This Fund seeks capital appreciation.	Pacific Select Fund QQ Q® Plus Bond Alpha Portfolio Class P; Pacific Life Fund Advisors LLC (Fidelity Diversifying Solutions LLC)	0.46%[1]	NA	NA	NA
This Fund seeks capital appreciation.	Pacific Select Fund Small-Cap Plus Bond Alpha Portfolio Class P; Pacific Life Fund Advisors LLC (Fidelity Diversifying Solutions LLC)	0.48%[1]	NA	NA	NA

[1] To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

Effective November 1, 2024, the underlying fund information related to the Current Expenses in the APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT section will be deleted and replaced with the following:

Fund; Advisor (Subadvisor)	Current Expenses
Fidelity VIP Extended Market Index Portfolio Initial Class; Fidelity Management & Research Company LLC	0.12%
Fidelity VIP Index 500 Portfolio Initial Class; Fidelity Management & Research Company LLC	0.09%
Pacific Select Fund ESG Diversified Portfolio Class P; Pacific Life Fund Advisors LLC	0.57%[1]
Pacific Select Fund ESG Diversified Growth Portfolio Class P; Pacific Life Fund Advisors LLC	0.55%[1]

1 To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

Form No. PAVASUPP1024

PAVANYSUPP1024